                                                                    EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certify that the Annual Report on Form 10-K for the year ended September 30, 2008 filed by TD AMERITRADE Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of TD AMERITRADE Holding Corporation.

Dated: November 26, 2008                  /s/ FREDRIC J. TOMCZYK
                                          --------------------------------------
                                          Fredric J. Tomczyk
                                          President, Chief Executive Officer



Dated: November 26, 2008                  /s/ WILLIAM J. GERBER
                                          --------------------------------------
                                          William J. Gerber
                                          Executive Vice President,
                                          Chief Financial Officer